UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 31, 2017

Date of Report (Date of earliest event reported)

NCS Multistage Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38071	46-1527455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

19450 State Highway 249, Suite 200

Houston, Texas 77070

(Address of principal executive offices) (Zip code)

(281) 453-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☑

Introductory Note

As previously reported on a Current Report on Form 8-K originally filed by NCS Multistage Holdings, Inc. (the “Company”) on September 1, 2017 (the “Original Form 8-K”), pursuant to that certain Agreement and Plan of Merger, dated as of August 30, 2017 (the “Merger Agreement”), by and among Spectrum Tracer Services, LLC, an Oklahoma limited liability company (“Spectrum”), the Company, Pioneer Investment, Inc., a Delaware corporation and indirect wholly owned subsidiary of the Company (“Pioneer Investment”), Spartan Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of Pioneer Investment (“Merger Sub”) and STSR LLC, an Oklahoma limited liability company, solely in its capacity as the Representative (as defined in the Merger Agreement), the Company acquired Spectrum through the merger of Merger Sub with and into Spectrum, with Spectrum continuing as the surviving entity and an indirect wholly owned subsidiary of the Company (the “Merger”).

This amendment to the Original Form 8-K (this “Form 8-K/A”) is being filed by the Company solely to amend and supplement Item 9.01 of the Original Form 8-K to provide financial statements and pro forma financial information required by Item 9.01 (a) and (b) of Form 8-K, which were not previously filed with the Original Form 8-K. Any information required to be set forth in the Original Form 8-K which is not being amended or supplemented pursuant to this Form 8-K/A is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the Original Form 8-K and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original Form 8-K. Accordingly, this Form 8-K/A should be read in conjunction with the Original Form 8-K.

9
Item 9.01	Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

Audited consolidated financial statements of Spectrum as of December 31, 2016 and for the year then ended and unaudited consolidated financial statements of Spectrum as of June 30, 2017 and for the six months ended June 30, 2017 and 2016 are attached hereto and filed as Exhibit 99.1 and 99.2, respectively, and incorporated by reference herein.

(b) Pro forma financial information.

Unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2017 and for the year ended December 31, 2016 is attached hereto and filed as Exhibit 99.3 and incorporated by reference herein. Such unaudited pro forma consolidated financial information is not necessarily indicative of the operating results and financial position that would have been achieved if the Merger had been in effect on the dates indicated or that may be achieved for future periods, and should be read in conjunction with the financial statements of the Company and Spectrum.

(d) Exhibits.

Exhibit
Number	Description

23.1	Consent of HoganTaylor LLP.
99.1	Audited consolidated financial statements of Spectrum Tracer Services, LLC as of December 31, 2016 and for the year then ended.
99.2	Unaudited consolidated financial statements of Spectrum Tracer Services, LLC as of June 30, 2017 and for the six months ended June 30, 2017 and 2016.
99.3	Unaudited pro forma condensed combined financial information of NCS Multistage Holdings, Inc. as of and for the six months ended June 30, 2017 and for the year ended December 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2017	NCS Multistage Holdings, Inc.

	By:	/s/ Ryan Hummer
Ryan Hummer
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

23.1	Consent of HoganTaylor LLP.
99.1	Audited consolidated financial statements of Spectrum Tracer Services, LLC as of December 31, 2016 and for the year then ended.
99.2	Unaudited consolidated financial statements of Spectrum Tracer Services, LLC as of June 30, 2017 and for the six months ended June 30, 2017 and 2016.
99.3	Unaudited pro forma condensed combined financial information of NCS Multistage Holdings, Inc. as of and for the six months ended June 30, 2017 and for the year ended December 31, 2016.